REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  TO THE CONTRACT OWNERS OF
  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT SIX AND THE
  BOARD OF DIRECTORS OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1, which comprise the Hartford Life and Annuity Insurance Company Separate Account Six (the "Account") as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life and Annuity Insurance Company Separate Account Six as of December 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Hartford, CT
April 20, 2015



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                            PUTNAM VT           PUTNAM VT           PUTNAM VT           PUTNAM VT
                                           DIVERSIFIED        GLOBAL ASSET           GLOBAL            GROWTH AND
                                           INCOME FUND       ALLOCATION FUND       EQUITY FUND         INCOME FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                       ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares................              35,890              28,726              15,553              16,956
                                       ==================  ==================  ==================  ==================
     Cost............................  $          298,165  $          427,308  $          199,183  $          428,942
                                       ==================  ==================  ==================  ==================
     Market value....................  $          251,945  $          552,114  $          246,365  $          445,098
   Receivable from fund shares sold..                  10                  21                  10                  17
   Other assets......................                  --                  --                  --                  --
                                       ------------------  ------------------  ------------------  ------------------
   Total assets......................             251,955             552,135             246,375             445,115
                                       ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company............                  10                  21                  10                  17
   Other liabilities.................                  --                  --                  --                  --
                                       ------------------  ------------------  ------------------  ------------------
   Total liabilities.................                  10                  21                  10                  17
                                       ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities..........  $          251,945  $          552,114  $          246,365  $          445,098
                                       ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #.....              10,545              17,625               9,361              19,021
   Minimum unit fair value #*........  $        23.893037  $        31.325316  $        26.319706  $        22.995286
   Maximum unit fair value #*........  $        23.893037  $        31.325316  $        26.319706  $        22.995286
   Contract liability................  $          251,945  $          552,114  $          246,365  $          437,398

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #.....                  --                  --                  --                 335
   Minimum unit fair value #*........                  --                  --                  --  $        22.995286
   Maximum unit fair value #*........                  --                  --                  --  $        22.995286
   Contract liability................                  --                  --                  --  $            7,700


                                                                PUTNAM VT           PUTNAM VT           PUTNAM VT
                                            PUTNAM VT         INTERNATIONAL           MONEY             MULTI-CAP
                                           INCOME FUND         EQUITY FUND         MARKET FUND         GROWTH FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                       ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares................               1,413             166,863           2,563,785              30,060
                                       ==================  ==================  ==================  ==================
     Cost............................  $           17,058  $        1,914,923  $        2,563,785  $          586,104
                                       ==================  ==================  ==================  ==================
     Market value....................  $           16,973  $        2,227,618  $        2,563,785  $        1,054,200
   Receivable from fund shares sold..                   1                 196                 242                  88
   Other assets......................                  --                  --                   1                  --
                                       ------------------  ------------------  ------------------  ------------------
   Total assets......................              16,974           2,227,814           2,564,028           1,054,288
                                       ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company............                   1                 196                 242                  88
   Other liabilities.................                  --                   1                  --                  --
                                       ------------------  ------------------  ------------------  ------------------
   Total liabilities.................                   1                 197                 242                  88
                                       ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities..........  $           16,973  $        2,227,617  $        2,563,786  $        1,054,200
                                       ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #.....                 674             100,841           2,123,218              43,067
   Minimum unit fair value #*........  $        25.186186  $        21.723494  $         1.183949  $        24.071640
   Maximum unit fair value #*........  $        25.186186  $        21.723494  $         1.183949  $        24.071640
   Contract liability................  $           16,973  $        2,190,615  $        2,513,782  $        1,036,694

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #.....                  --               1,703              42,235                 727
   Minimum unit fair value #*........                  --  $        21.723494  $         1.183949  $        24.071640
   Maximum unit fair value #*........                  --  $        21.723494  $         1.183949  $        24.071640
   Contract liability................                  --  $           37,002  $           50,004  $           17,506

                                            JPMORGAN            JPMORGAN
                                         INSURANCE TRUST     INSURANCE TRUST
                                            CORE BOND          U.S. EQUITY
                                         PORTFOLIO -- 1         PORTFOLIO
                                           SUB-ACCOUNT         SUB-ACCOUNT
                                       ------------------  -------------------
ASSETS:
   Investments:
     Number of shares................             426,569              235,934
                                       ==================  ===================
     Cost............................  $        4,509,449  $         2,820,995
                                       ==================  ===================
     Market value....................  $        4,773,303  $         6,311,224
   Receivable from fund shares sold..                 706                  621
   Other assets......................                  --                   --
                                       ------------------  -------------------
   Total assets......................           4,774,009            6,311,845
                                       ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company............                 706                  621
   Other liabilities.................                  --                   --
                                       ------------------  -------------------
   Total liabilities.................                 706                  621
                                       ------------------  -------------------

NET ASSETS:
   For contract liabilities..........  $        4,773,303  $         6,311,224
                                       ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #.....             217,374              181,584
   Minimum unit fair value #*........  $        21.173210  $         34.081172
   Maximum unit fair value #*........  $        21.173210  $         34.081172
   Contract liability................  $        4,602,503  $         6,188,585

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #.....               8,067                3,599
   Minimum unit fair value #*........  $        21.173210  $         34.081172
   Maximum unit fair value #*........  $        21.173210  $         34.081172
   Contract liability................  $          170,800  $           122,639

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

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--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                JPMORGAN              JPMORGAN
                                                                                             INSURANCE TRUST       INSURANCE TRUST
                                                                                            INTREPID MID CAP        MID CAP VALUE
                                                                                             PORTFOLIO -- 1           PORTFOLIO
                                                                                               SUB-ACCOUNT           SUB-ACCOUNT
                                                                                          --------------------  --------------------
ASSETS:
   Investments:
      Number of shares..................................................................                89,735               205,208
                                                                                          ====================  ====================
      Cost..............................................................................   $         1,120,220   $         2,125,941
                                                                                          ====================  ====================
      Market value......................................................................   $         2,180,552   $         2,341,418
   Receivable from fund shares sold.....................................................                   181                   235
   Other assets.........................................................................                    --                    --
                                                                                          --------------------  --------------------
   Total assets.........................................................................             2,180,733             2,341,653
                                                                                          --------------------  --------------------

LIABILITIES:
   Due to Sponsor Company...............................................................                   181                   235
   Other liabilities....................................................................                    --                    --
                                                                                          --------------------  --------------------
   Total liabilities....................................................................                   181                   235
                                                                                          --------------------  --------------------

NET ASSETS:
   For contract liabilities.............................................................   $         2,180,552   $         2,341,418
                                                                                          ====================  ====================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #........................................................                39,065                59,867
   Minimum unit fair value #*...........................................................   $         54.969894   $         38.265969
   Maximum unit fair value #*...........................................................   $         54.969894   $         38.265969
   Contract liability...................................................................   $         2,147,393   $         2,290,878

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #........................................................                   603                 1,321
   Minimum unit fair value #*...........................................................   $         54.969894   $         38.265969
   Maximum unit fair value #*...........................................................   $         54.969894   $         38.265969
   Contract liability...................................................................   $            33,159   $            50,540

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4


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--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                              PUTNAM VT          PUTNAM VT            PUTNAM VT
                                                                             DIVERSIFIED       GLOBAL ASSET            GLOBAL
                                                                             INCOME FUND      ALLOCATION FUND        EQUITY FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          10,056   $          14,040    $           1,391
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................               (319)               (805)                (348)
   Mortality and expense risk charges..................................             (2,659)             (6,706)              (2,898)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................             (2,978)             (7,511)              (3,246)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................              7,078               6,529               (1,855)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             (2,719)              5,514                1,321
   Net realized gain distributions.....................................                 --              21,310                   --
   Change in unrealized appreciation (depreciation) during the period..             (8,912)              8,807                  925
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................            (11,631)             35,631                2,246
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          (4,553)  $          42,160    $             391
                                                                         ==================  ==================  ===================


                                                                              PUTNAM VT                               PUTNAM VT
                                                                             GROWTH AND          PUTNAM VT          INTERNATIONAL
                                                                             INCOME FUND        INCOME FUND          EQUITY FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           6,424   $           1,481    $         29,151
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................               (595)                (31)             (3,597)
   Mortality and expense risk charges..................................             (4,961)               (258)            (29,973)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................             (5,556)               (289)            (33,570)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................                868               1,192              (4,419)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              1,585                (106)             93,755
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..             34,238                 109            (275,229)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................             35,823                   3            (181,474)
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          36,691   $           1,195    $        (185,893)
                                                                         ==================  ==================  ===================

                                                                                                                      JPMORGAN
                                                                              PUTNAM VT          PUTNAM VT         INSURANCE TRUST
                                                                                MONEY            MULTI-CAP            CORE BOND
                                                                             MARKET FUND        GROWTH FUND        PORTFOLIO -- 1
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              49   $           5,377   $         194,426
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (731)             (1,545)             (7,644)
   Mortality and expense risk charges..................................             (6,098)            (12,875)            (63,699)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................             (6,829)            (14,420)            (71,343)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (6,780)             (9,043)            123,083
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 --              86,341              60,886
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..                 --              42,222              (7,234)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                 --             128,563              53,652
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          (6,780)  $         119,520   $         176,735
                                                                         ==================  ==================  ==================

                                                                             JPMORGAN
                                                                          INSURANCE TRUST
                                                                            U.S. EQUITY
                                                                             PORTFOLIO
                                                                            SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          60,659
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................             (9,771)
   Mortality and expense risk charges..................................            (81,425)
                                                                         ------------------
     Total expenses....................................................            (91,196)
                                                                         ------------------
     Net investment income (loss)......................................            (30,537)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            731,139
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..             58,986
                                                                         ------------------
     Net gain (loss) on investments....................................            790,125
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $         759,588
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

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--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                              JPMORGAN             JPMORGAN
                                                                           INSURANCE TRUST      INSURANCE TRUST
                                                                          INTREPID MID CAP      INTREPID GROWTH
                                                                           PORTFOLIO -- 1       PORTFOLIO -- 1
                                                                             SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          14,032   $          21,466
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................              (3,300)             (3,792)
   Mortality and expense risk charges..................................             (27,497)            (31,604)
                                                                         -------------------  ------------------
     Total expenses....................................................             (30,797)            (35,396)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................             (16,765)            (13,930)
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             199,917           1,632,477
   Net realized gain distributions.....................................             293,792                  --
   Change in unrealized appreciation (depreciation) during the period..            (181,037)         (1,277,837)
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................             312,672             354,640
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $         295,907   $         340,710
                                                                         ===================  ==================

                                                                              JPMORGAN
                                                                           INSURANCE TRUST
                                                                            MID CAP VALUE
                                                                              PORTFOLIO
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           19,242
                                                                         -------------------

EXPENSES:
   Administrative charges..............................................              (3,682)
   Mortality and expense risk charges..................................             (30,682)
                                                                         -------------------
     Total expenses....................................................             (34,364)
                                                                         -------------------
     Net investment income (loss)......................................             (15,122)
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              29,435
   Net realized gain distributions.....................................             131,292
   Change in unrealized appreciation (depreciation) during the period..             166,341
                                                                         -------------------
     Net gain (loss) on investments....................................             327,068
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...  $          311,946
                                                                         ===================

(1) Effective December 12, 2014 JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1 was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


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                                    SA-8

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--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                    PUTNAM VT          PUTNAM VT
                                                                                   DIVERSIFIED       GLOBAL ASSET
                                                                                   INCOME FUND      ALLOCATION FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           7,078   $           6,529
   Net realized gain (loss) on security transactions.........................             (2,719)              5,514
   Net realized gain distributions...........................................                 --              21,310
   Change in unrealized appreciation (depreciation) during the period........             (8,912)              8,807
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (4,553)             42,160
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                  --
   Net transfers.............................................................            138,699               5,253
   Surrenders for benefit payments and fees..................................             (9,886)            (20,114)
   Other transactions........................................................                 --                  --
   Death benefits............................................................                 --                  --
   Net annuity transactions..................................................                 (4)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            128,809             (14,861)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            124,256              27,299

NET ASSETS:
   Beginning of period.......................................................            127,689             524,815
                                                                               ------------------  ------------------
   End of period.............................................................  $         251,945   $         552,114
                                                                               ==================  ==================


                                                                                    PUTNAM VT          PUTNAM VT
                                                                                     GLOBAL           GROWTH AND
                                                                                   EQUITY FUND        INCOME FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (1,855)  $             868
   Net realized gain (loss) on security transactions.........................              1,321               1,585
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........                925              34,238
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........                391              36,691
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                250                  --
   Net transfers.............................................................             20,273             103,664
   Surrenders for benefit payments and fees..................................             (2,838)            (80,509)
   Other transactions........................................................                 --                  --
   Death benefits............................................................                (83)                 --
   Net annuity transactions..................................................                 (2)               (973)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             17,600              22,182
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             17,991              58,873

NET ASSETS:
   Beginning of period.......................................................            228,374             386,225
                                                                               ------------------  ------------------
   End of period.............................................................  $         246,365   $         445,098
                                                                               ==================  ==================


                                                                                                         PUTNAM VT
                                                                                    PUTNAM VT          INTERNATIONAL
                                                                                   INCOME FUND          EQUITY FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $           1,192   $          (4,419)
   Net realized gain (loss) on security transactions.........................                (106)             93,755
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........                 109            (275,229)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........               1,195            (185,893)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                  --               6,261
   Net transfers.............................................................                 747             245,173
   Surrenders for benefit payments and fees..................................              (9,708)           (312,835)
   Other transactions........................................................                  --                 (32)
   Death benefits............................................................                  --             (46,070)
   Net annuity transactions..................................................                  --                (998)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              (8,961)           (108,501)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................              (7,766)           (294,394)

NET ASSETS:
   Beginning of period.......................................................              24,739           2,522,011
                                                                               -------------------  ------------------
   End of period.............................................................   $          16,973   $       2,227,617
                                                                               ===================  ==================


                                                                                   PUTNAM VT            PUTNAM VT
                                                                                     MONEY              MULTI-CAP
                                                                                  MARKET FUND          GROWTH FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (6,780)  $          (9,043)
   Net realized gain (loss) on security transactions.........................                 --              86,341
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........                 --              42,222
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (6,780)            119,520
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 20               2,837
   Net transfers.............................................................          2,204,498              25,154
   Surrenders for benefit payments and fees..................................            (54,028)           (127,663)
   Other transactions........................................................                  7                 (80)
   Death benefits............................................................             (4,641)            (19,978)
   Net annuity transactions..................................................             50,041              (1,230)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          2,195,897            (120,960)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          2,189,117              (1,440)

NET ASSETS:
   Beginning of period.......................................................            374,669           1,055,640
                                                                               ------------------  ------------------
   End of period.............................................................  $       2,563,786   $       1,054,200
                                                                               ==================  ==================

                                                                                   JPMORGAN             JPMORGAN
                                                                                INSURANCE TRUST      INSURANCE TRUST
                                                                                   CORE BOND           U.S. EQUITY
                                                                                PORTFOLIO -- 1          PORTFOLIO
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         123,083    $         (30,537)
   Net realized gain (loss) on security transactions.........................             60,886              731,139
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........             (7,234)              58,986
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            176,735              759,588
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             36,633               16,696
   Net transfers.............................................................             87,293             (160,626)
   Surrenders for benefit payments and fees..................................           (803,298)            (863,407)
   Other transactions........................................................               (378)                (539)
   Death benefits............................................................            (67,455)            (111,768)
   Net annuity transactions..................................................              7,340               (4,940)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (739,865)          (1,124,584)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (563,130)            (364,996)

NET ASSETS:
   Beginning of period.......................................................          5,336,433            6,676,220
                                                                               ------------------  -------------------
   End of period.............................................................  $       4,773,303    $       6,311,224
                                                                               ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                  JPMORGAN             JPMORGAN
                                                                               INSURANCE TRUST      INSURANCE TRUST
                                                                              INTREPID MID CAP      INTREPID GROWTH
                                                                               PORTFOLIO -- 1       PORTFOLIO -- 1
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (16,765)  $          (13,930)
   Net realized gain (loss) on security transactions.......................             199,917            1,632,477
   Net realized gain distributions.........................................             293,792                   --
   Change in unrealized appreciation (depreciation) during the period......            (181,037)          (1,277,837)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             295,907              340,710
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               4,924                6,992
   Net transfers...........................................................             (37,705)          (2,626,058)
   Surrenders for benefit payments and fees................................            (241,262)            (360,226)
   Other transactions......................................................                (216)                (307)
   Death benefits..........................................................             (36,491)             (47,723)
   Net annuity transactions................................................              (1,525)             (52,660)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (312,275)          (3,079,982)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (16,368)          (2,739,272)

NET ASSETS:
   Beginning of period.....................................................           2,196,920            2,739,272
                                                                             -------------------  -------------------
   End of period...........................................................  $        2,180,552   $               --
                                                                             ===================  ===================

                                                                                  JPMORGAN
                                                                               INSURANCE TRUST
                                                                                MID CAP VALUE
                                                                                  PORTFOLIO
                                                                                 SUB-ACCOUNT
                                                                             -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (15,122)
   Net realized gain (loss) on security transactions.......................              29,435
   Net realized gain distributions.........................................             131,292
   Change in unrealized appreciation (depreciation) during the period......             166,341
                                                                             -------------------
   Net increase (decrease) in net assets resulting from operations.........             311,946
                                                                             -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               6,261
   Net transfers...........................................................            (147,496)
   Surrenders for benefit payments and fees................................            (329,040)
   Other transactions......................................................                (248)
   Death benefits..........................................................             (26,357)
   Net annuity transactions................................................              (2,156)
                                                                             -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (499,036)
                                                                             -------------------
   Net increase (decrease) in net assets...................................            (187,090)

NET ASSETS:
   Beginning of period.....................................................           2,528,508
                                                                             -------------------
   End of period...........................................................   $       2,341,418
                                                                             ===================

(1) Effective December 12, 2014 JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1 was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                    PUTNAM VT          PUTNAM VT
                                                                                   DIVERSIFIED       GLOBAL ASSET
                                                                                   INCOME FUND      ALLOCATION FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           3,785   $           4,581
   Net realized gain (loss) on security transactions.........................            (19,977)             24,832
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........             26,344              63,517
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             10,152              92,930
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                  --
   Net transfers.............................................................                 --               6,588
   Surrenders for benefit payments and fees..................................            (58,378)           (153,185)
   Other transactions........................................................                 --                  --
   Death benefits............................................................               (182)                 --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (58,560)           (146,597)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (48,408)            (53,667)

NET ASSETS:
   Beginning of period.......................................................            176,097             578,482
                                                                               ------------------  ------------------
   End of period.............................................................  $         127,689   $         524,815
                                                                               ==================  ==================


                                                                                   PUTNAM VT            PUTNAM VT
                                                                                    GLOBAL             GROWTH AND
                                                                                  EQUITY FUND          INCOME FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             661    $           1,940
   Net realized gain (loss) on security transactions.........................              6,622              (12,469)
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........             53,536              126,724
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             60,819              116,195
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                2,000
   Net transfers.............................................................                 --               12,750
   Surrenders for benefit payments and fees..................................            (34,419)             (87,102)
   Other transactions........................................................                 --                   (5)
   Death benefits............................................................             (2,988)             (14,708)
   Net annuity transactions..................................................                 --                7,152
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (37,407)             (79,913)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................             23,412               36,282

NET ASSETS:
   Beginning of period.......................................................            204,962              349,943
                                                                               ------------------  -------------------
   End of period.............................................................  $         228,374    $         386,225
                                                                               ==================  ===================


                                                                                                         PUTNAM VT
                                                                                    PUTNAM VT          INTERNATIONAL
                                                                                   INCOME FUND          EQUITY FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $            2,607   $           8,020
   Net realized gain (loss) on security transactions.........................                (563)             74,691
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........              (1,273)            503,076
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........                 771             585,787
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                  --               1,166
   Net transfers.............................................................                 377             (30,746)
   Surrenders for benefit payments and fees..................................             (67,958)           (326,945)
   Other transactions........................................................                  --                  (1)
   Death benefits............................................................              (9,971)            (25,346)
   Net annuity transactions..................................................                  --               3,710
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             (77,552)           (378,162)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             (76,781)            207,625

NET ASSETS:
   Beginning of period.......................................................             101,520           2,314,386
                                                                               -------------------  ------------------
   End of period.............................................................  $           24,739   $       2,522,011
                                                                               ===================  ==================


                                                                                    PUTNAM VT          PUTNAM VT
                                                                                      MONEY            MULTI-CAP
                                                                                   MARKET FUND        GROWTH FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (5,299)  $          (6,748)
   Net realized gain (loss) on security transactions.........................                 --              78,319
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........                 --             237,734
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (5,299)            309,305
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --               1,522
   Net transfers.............................................................                 --             (55,484)
   Surrenders for benefit payments and fees..................................            (11,644)           (158,572)
   Other transactions........................................................                  3                  (1)
   Death benefits............................................................                 --              (8,234)
   Net annuity transactions..................................................                 --                 973
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (11,641)           (219,796)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (16,940)             89,509

NET ASSETS:
   Beginning of period.......................................................            391,609             966,131
                                                                               ------------------  ------------------
   End of period.............................................................  $         374,669   $       1,055,640
                                                                               ==================  ==================

                                                                                   JPMORGAN             JPMORGAN
                                                                                INSURANCE TRUST      INSURANCE TRUST
                                                                                   CORE BOND           U.S. EQUITY
                                                                                PORTFOLIO -- 1          PORTFOLIO
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         179,832    $          (6,483)
   Net realized gain (loss) on security transactions.........................             75,463              639,726
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........           (411,826)           1,280,691
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           (156,531)           1,913,934
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              6,760                3,576
   Net transfers.............................................................            800,863             (399,415)
   Surrenders for benefit payments and fees..................................           (845,623)            (826,686)
   Other transactions........................................................                  2                   12
   Death benefits............................................................           (102,220)             (64,633)
   Net annuity transactions..................................................             12,361                3,962
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (127,857)          (1,283,184)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (284,388)             630,750

NET ASSETS:
   Beginning of period.......................................................          5,620,821            6,045,470
                                                                               ------------------  -------------------
   End of period.............................................................  $       5,336,433    $       6,676,220
                                                                               ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                  JPMORGAN            JPMORGAN
                                                                               INSURANCE TRUST     INSURANCE TRUST
                                                                              INTREPID MID CAP     INTREPID GROWTH
                                                                               PORTFOLIO -- 1      PORTFOLIO -- 1
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (6,884)  $           (8,852)
   Net realized gain (loss) on security transactions.......................            229,756              221,181
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......            459,917              535,007
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            682,789              747,336
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              2,244                3,566
   Net transfers...........................................................           (151,587)            (127,602)
   Surrenders for benefit payments and fees................................           (254,128)            (335,619)
   Other transactions......................................................                 (1)                  17
   Death benefits..........................................................            (15,987)             (26,871)
   Net annuity transactions................................................              1,204                2,045
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (418,255)            (484,464)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................            264,534              262,872

NET ASSETS:
   Beginning of period.....................................................          1,932,386            2,476,400
                                                                             ------------------  -------------------
   End of period...........................................................  $       2,196,920   $        2,739,272
                                                                             ==================  ===================

                                                                                  JPMORGAN
                                                                               INSURANCE TRUST
                                                                                MID CAP VALUE
                                                                                  PORTFOLIO
                                                                                 SUB-ACCOUNT
                                                                             -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (8,769)
   Net realized gain (loss) on security transactions.......................             (50,402)
   Net realized gain distributions.........................................              27,659
   Change in unrealized appreciation (depreciation) during the period......             685,832
                                                                             -------------------
   Net increase (decrease) in net assets resulting from operations.........             654,320
                                                                             -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 366
   Net transfers...........................................................             (93,639)
   Surrenders for benefit payments and fees................................            (333,812)
   Other transactions......................................................                  (2)
   Death benefits..........................................................             (25,631)
   Net annuity transactions................................................                 715
                                                                             -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (452,003)
                                                                             -------------------
   Net increase (decrease) in net assets...................................             202,317

NET ASSETS:
   Beginning of period.....................................................           2,326,191
                                                                             -------------------
   End of period...........................................................   $       2,528,508
                                                                             ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


1.   ORGANIZATION:

     Separate Account Six (the "Account") is a separate investment account established by Hartford Life and Annuity Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts: Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Income Fund, Putnam VT International Equity Fund, Putnam VT Money Market Fund, Putnam VT Multi-Cap Growth Fund, JPMorgan Insurance Trust Core Bond Portfolio -- 1, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- 1, JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1++, and JPMorgan Insurance Trust Mid Cap Value Portfolio.


   ++ During 2014, the following Sub-Account was liquidated: JPMorgan Insurance
      Trust Intrepid Growth Portfolio -- 1.

     The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from these estimates. The most significant estimate contained within the financial statements are the fair value measurements.

     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in death benefits on the accompanying statements of changes in net assets.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.



--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

        In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the years ended December 31, 2014 and 2013.

     g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     Each Sub-Account is charged certain fees, according to contract terms, as follows:

     a) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges and, with respect to the Account, receives a maximum annual fee of 1.25% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) TAX EXPENSE CHARGES -- If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     c) ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     d) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.



--------------------------------------------------------------------------------
                                    SA-18

--------------------------------------------------------------------------------


4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                         PURCHASES        PROCEEDS
SUB-ACCOUNT                                                                                               AT COST        FROM SALES
--------------------------------------------------------------------------------------------------     ------------     ------------
Putnam VT Diversified Income Fund.................................................................      $   148,696     $     12,809
Putnam VT Global Asset Allocation Fund............................................................           40,604           27,626
Putnam VT Global Equity Fund......................................................................           21,871            6,126
Putnam VT Growth and Income Fund..................................................................          115,066           92,017
Putnam VT Income Fund.............................................................................            2,235           10,004
Putnam VT International Equity Fund...............................................................          351,511          464,431
Putnam VT Money Market Fund.......................................................................        2,279,919           90,803
Putnam VT Multi-Cap Growth Fund...................................................................           70,035          200,037
JPMorgan Insurance Trust Core Bond Portfolio -- 1.................................................          450,058        1,066,839
JPMorgan Insurance Trust U.S. Equity Portfolio....................................................          208,825        1,363,945
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- 1..........................................          370,175          405,425
JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1*..........................................           37,769        3,131,680
JPMorgan Insurance Trust Mid Cap Value Portfolio..................................................          191,155          574,023


    *  See Note 1 for additional information related to this Sub-Account.

5.   CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                               UNITS         UNITS     NET INCREASE
SUB-ACCOUNT                                                                                   ISSUED       REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------   ----------    ----------   -------------
Putnam VT Diversified Income Fund........................................................        5,769          530           5,239
Putnam VT Global Asset Allocation Fund...................................................          172          673            (501)
Putnam VT Global Equity Fund.............................................................          787          133             654
Putnam VT Growth and Income Fund.........................................................        4,886        3,921             965
Putnam VT Income Fund....................................................................          102          461            (359)
Putnam VT International Equity Fund......................................................       15,875       20,279          (4,404)
Putnam VT Money Market Fund..............................................................    1,924,202       70,841       1,853,361
Putnam VT Multi-Cap Growth Fund..........................................................        3,549        8,968          (5,419)
JPMorgan Insurance Trust Core Bond Portfolio -- 1........................................       19,875       55,190         (35,315)
JPMorgan Insurance Trust U.S. Equity Portfolio...........................................        7,836       42,677         (34,841)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- 1.................................        1,727        7,721          (5,994)
JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1*.................................        2,035      108,598        (106,563)
JPMorgan Insurance Trust Mid Cap Value Portfolio.........................................        2,263       16,078         (13,815)


    *  See Note 1 for additional information related to this Sub-Account.




--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



     The changes in units outstanding for the period ended December 31, 2013 were as follows:


                                                                                               UNITS         UNITS     NET INCREASE
SUB-ACCOUNT                                                                                   ISSUED       REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------   ----------    ----------   -------------
Putnam VT Diversified Income Fund........................................................           --        2,492          (2,492)
Putnam VT Global Asset Allocation Fund...................................................          256        5,728          (5,472)
Putnam VT Global Equity Fund.............................................................            4        1,490          (1,486)
Putnam VT Growth and Income Fund.........................................................        1,179        5,137          (3,958)
Putnam VT Income Fund....................................................................           16        3,253          (3,237)
Putnam VT International Equity Fund......................................................        5,969       23,328         (17,359)
Putnam VT Money Market Fund..............................................................           --        9,610          (9,610)
Putnam VT Multi-Cap Growth Fund..........................................................          597       12,119         (11,522)
JPMorgan Insurance Trust Core Bond Portfolio -- 1........................................       45,079       51,176          (6,097)
JPMorgan Insurance Trust U.S. Equity Portfolio...........................................        2,412       50,011         (47,599)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- 1.................................          437       10,457         (10,020)
JPMorgan Insurance Trust Intrepid Growth Portfolio -- 1..................................        1,917       23,102         (21,185)
JPMorgan Insurance Trust Mid Cap Value Portfolio.........................................        1,154       16,173         (15,019)

6.   FINANCIAL HIGHLIGHTS:

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                                     INVESTMENT
                                        UNIT                                    EXPENSE                INCOME
                                     FAIR VALUE                             RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #        NET ASSETS         HIGHEST*               HIGHEST**
-------------  ----------  ------------------------------  -----------  ---------------------  ----------------------
PUTNAM VT DIVERSIFIED INCOME FUND
    2014           10,545  $ 23.893037  to   $  23.893037  $   251,945  1.40%    to    1.40%    4.73%    to    4.73%
    2013            5,306    24.066222  to      24.066222      127,689  1.40%    to    1.40%    3.73%    to    3.73%
    2012            7,798    22.580881  to      22.580881      176,097  1.40%    to    1.40%    5.83%    to    5.83%
    2011            8,386    20.480514  to      20.480514      171,755  1.40%    to    1.40%   10.32%    to   10.32%
    2010           10,261    21.417088  to      21.417088      219,762  1.40%    to    1.40%   15.01%    to   15.01%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014           17,625    31.325316  to      31.325316      552,114  1.40%    to    1.40%    2.62%    to    2.62%
    2013           18,126    28.954253  to      28.954253      524,815  1.40%    to    1.40%    2.20%    to    2.20%
    2012           23,598    24.513856  to      24.513856      578,482  1.40%    to    1.40%    1.00%    to    1.00%
    2011           27,014    21.711305  to      21.711305      586,515  1.40%    to    1.40%    4.61%    to    4.61%
    2010           28,216    22.057343  to      22.057343      622,378  1.40%    to    1.40%    5.79%    to    5.79%

PUTNAM VT GLOBAL EQUITY FUND
    2014            9,361    26.319706  to      26.319706      246,365  1.40%    to    1.40%    0.60%    to    0.60%
    2013            8,707    26.227526  to      26.227526      228,374  1.40%    to    1.40%    1.68%    to    1.68%
    2012           10,193    20.107745  to      20.107745      204,962  1.40%    to    1.40%    1.87%    to    1.87%
    2011           10,411    16.914948  to      16.914948      176,096  1.40%    to    1.40%    2.26%    to    2.26%
    2010           11,884    18.014332  to      18.014332      214,088  1.40%    to    1.40%    2.19%    to    2.19%

PUTNAM VT GROWTH AND INCOME FUND
    2014           19,356    22.995286  to      22.995286      445,098  1.40%    to    1.40%    1.62%    to    1.62%
    2013           18,391    21.001464  to      21.001464      386,225  1.40%    to    1.40%    1.88%    to    1.88%
    2012           22,349    15.658076  to      15.658076      349,943  1.40%    to    1.40%    1.92%    to    1.92%
    2011           26,456    13.295159  to      13.295159      351,737  1.40%    to    1.40%    1.53%    to    1.53%
    2010           30,571    14.109259  to      14.109259      431,331  1.40%    to    1.40%    1.83%    to    1.83%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
-------------  --------------------------
PUTNAM VT DIVERSIFIED INCOME FUND
    2014        (0.72)%    to   (0.72)%
    2013         6.58%     to    6.58%
    2012        10.26%     to   10.26%
    2011        (4.37)%    to   (4.37)%
    2010        11.45%     to   11.45%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014         8.19%     to    8.19%
    2013        18.11%     to   18.11%
    2012        12.91%     to   12.91%
    2011        (1.57)%    to   (1.57)%
    2010        13.43%     to   13.43%

PUTNAM VT GLOBAL EQUITY FUND
    2014         0.35%     to    0.35%
    2013        30.43%     to   30.43%
    2012        18.88%     to   18.88%
    2011        (6.10)%    to   (6.10)%
    2010         8.69%     to    8.69%

PUTNAM VT GROWTH AND INCOME FUND
    2014         9.49%     to    9.49%
    2013        34.13%     to   34.13%
    2012        17.77%     to   17.77%
    2011        (5.77)%    to   (5.77)%
    2010        13.12%     to   13.12%


--------------------------------------------------------------------------------
                                    SA-20

--------------------------------------------------------------------------------


                                                                                                     INVESTMENT
                                        UNIT                                    EXPENSE                INCOME
                                     FAIR VALUE                             RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #        NET ASSETS         HIGHEST*               HIGHEST**
-------------  ----------  ------------------------------  -----------  ---------------------  ----------------------
PUTNAM VT INCOME FUND
    2014              674  $ 25.186186  to   $  25.186186  $    16,973  1.40%    to    1.40%    7.16%    to    7.16%
    2013            1,033    23.942297  to      23.942297       24,739  1.40%    to    1.40%    4.17%    to    4.17%
    2012            4,270    23.773242  to      23.773242      101,520  1.40%    to    1.40%    5.27%    to    5.27%
    2011            4,374    21.706675  to      21.706675       94,937  1.40%    to    1.40%    9.19%    to    9.19%
    2010            6,410    20.933101  to      20.933101      134,182  1.40%    to    1.40%   11.72%    to    11.72%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014          102,544    21.723494  to      21.723494    2,227,617  1.40%    to    1.40%    1.22%    to    1.22%
    2013          106,948    23.581643  to      23.581643    2,522,011  1.40%    to    1.40%    1.73%    to    1.73%
    2012          124,307    18.618319  to      18.618319    2,314,386  1.40%    to    1.40%    2.42%    to    2.42%
    2011          152,186    15.449086  to      15.449086    2,351,122  1.40%    to    1.40%    3.43%    to    3.43%
    2010          153,674    18.810386  to      18.810386    2,890,668  1.40%    to    1.40%    3.82%    to    3.82%

PUTNAM VT MONEY MARKET FUND
    2014        2,165,453     1.183949  to       1.183949    2,563,786  1.40%    to    1.40%    0.01%    to    0.01%
    2013          312,092     1.200509  to       1.200509      374,669  1.40%    to    1.40%    0.01%    to    0.01%
    2012          321,702     1.217305  to       1.217305      391,609  1.40%    to    1.40%    0.01%    to    0.01%
    2011          392,457     1.234349  to       1.234349      484,429  1.40%    to    1.40%    0.01%    to    0.01%
    2010          416,458     1.251548  to       1.251548      521,218  1.40%    to    1.40%    0.04%    to    0.04%

PUTNAM VT MULTI-CAP GROWTH FUND
    2014           43,794    24.071640  to      24.071640    1,054,200  1.40%    to    1.40%    0.52%    to    0.52%
    2013           49,213    21.450336  to      21.450336    1,055,640  1.40%    to    1.40%    0.75%    to    0.75%
    2012           60,735    15.907395  to      15.907395      966,131  1.40%    to    1.40%    0.49%    to    0.49%
    2011           69,331    13.777418  to      13.777418      955,209  1.40%    to    1.40%    0.39%    to    0.39%
    2010           75,873    14.688314  to      14.688314    1,114,433  1.40%    to    1.40%    0.59%    to    0.59%

JPMORGAN INSURANCE TRUST CORE BOND PORTFOLIO -- 1
    2014          225,441    21.173210  to      21.173210    4,773,303  1.40%    to    1.40%    3.82%    to    3.82%
    2013          260,756    20.465259  to      20.465259    5,336,433  1.40%    to    1.40%    4.73%    to    4.73%
    2012          266,853    21.063365  to      21.063365    5,620,821  1.40%    to    1.40%    4.72%    to    4.72%
    2011          312,049    20.279006  to      20.279006    6,328,043  1.40%    to    1.40%    5.82%    to    5.82%
    2010          396,060    19.137820  to      19.137820    7,579,716  1.40%    to    1.40%    3.99%    to    3.99%

JPMORGAN INSURANCE TRUST U.S. EQUITY PORTFOLIO
    2014          185,183    34.081172  to      34.081172    6,311,224  1.40%    to    1.40%    0.93%    to    0.93%
    2013          220,024    30.343245  to      30.343245    6,676,220  1.40%    to    1.40%    1.30%    to    1.30%
    2012          267,623    22.589448  to      22.589448    6,045,470  1.40%    to    1.40%    1.49%    to    1.49%
    2011          312,264    19.471722  to      19.471722    6,080,308  1.40%    to    1.40%    1.20%    to    1.20%
    2010          364,043    20.122028  to      20.122028    7,325,279  1.40%    to    1.40%    0.90%    to    0.90%

JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO -- 1
    2014           39,668    54.969894  to      54.969894    2,180,552  1.40%    to    1.40%    0.64%    to    0.64%
    2013           45,662    48.112599  to      48.112599    2,196,920  1.40%    to    1.40%    1.07%    to    1.07%
    2012           55,682    34.703946  to      34.703946    1,932,386  1.40%    to    1.40%    0.80%    to    0.80%
    2011           65,257    30.304932  to      30.304932    1,977,611  1.40%    to    1.40%    0.84%    to    0.84%
    2010           75,651    31.207852  to      31.207852    2,360,879  1.40%    to    1.40%    1.33%    to    1.33%

JPMORGAN INSURANCE TRUST MID CAP VALUE PORTFOLIO
    2014           61,188    38.265969  to      38.265969    2,341,418  1.40%    to    1.40%    0.78%    to    0.78%
    2013           75,003    33.712237  to      33.712237    2,528,508  1.40%    to    1.40%    1.04%    to    1.04%
    2012           90,022    25.840239  to      25.840239    2,326,191  1.40%    to    1.40%    1.08%    to    1.08%
    2011          108,773    21.768590  to      21.768590    2,367,830  1.40%    to    1.40%    1.32%    to    1.32%
    2010          132,379    21.608547  to      21.608547    2,860,523  1.40%    to    1.40%    1.21%    to    1.21%


                       TOTAL RETURN
                      RATIO LOWEST TO
SUB-ACCOUNT             HIGHEST***
-------------  ---------------------------
PUTNAM VT INCOME FUND
    2014         5.20%     to     5.20%
    2013         0.71%     to     0.71%
    2012         9.52%     to     9.52%
    2011         3.70%     to     3.70%
    2010         8.69%     to     8.69%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014        (7.88)%    to    (7.88)%
    2013        26.66%     to    26.66%
    2012        20.51%     to    20.51%
    2011       (17.87)%    to   (17.87)%
    2010         8.74%     to     8.74%

PUTNAM VT MONEY MARKET FUND
    2014        (1.38)%    to    (1.38)%
    2013        (1.38)%    to    (1.38)%
    2012        (1.38)%    to    (1.38)%
    2011        (1.37)%    to    (1.37)%
    2010        (1.36)%    to    (1.36)%

PUTNAM VT MULTI-CAP GROWTH FUND
    2014        12.22%     to    12.22%
    2013        34.85%     to    34.85%
    2012        15.46%     to    15.46%
    2011        (6.20)%    to    (6.20)%
    2010        18.21%     to    18.21%

JPMORGAN INSURANCE TRUST CORE BOND PORTFOLIO -- 1
    2014         3.46%     to     3.46%
    2013        (2.84)%    to    (2.84)%
    2012         3.87%     to     3.87%
    2011         5.96%     to     5.96%
    2010         7.72%     to     7.72%

JPMORGAN INSURANCE TRUST U.S. EQUITY PORTFOLIO
    2014        12.32%     to    12.32%
    2013        34.32%     to    34.32%
    2012        16.01%     to    16.01%
    2011        (3.23)%    to    (3.23)%
    2010        12.00%     to    12.00%

JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO -- 1
    2014        14.25%     to    14.25%
    2013        38.64%     to    38.64%
    2012        14.52%     to    14.52%
    2011        (2.89)%    to    (2.89)%
    2010        17.86%     to    17.86%

JPMORGAN INSURANCE TRUST MID CAP VALUE PORTFOLIO
    2014        13.51%     to    13.51%
    2013        30.46%     to    30.46%
    2012        18.70%     to    18.70%
    2011         0.74%     to     0.74%
    2010        21.74%     to    21.74%


--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT SIX


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------




    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

7.   SUBSEQUENT EVENTS:

     Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 20, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



--------------------------------------------------------------------------------
                                    SA-22